UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

ACTINIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36374	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue,7th Floor, New York, NY 10016

(Address of Principal Executive Offices)

Registrant’s telephone number: (646) 677-3870

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Class III Director

On December 30, 2022, Actinium Pharmaceuticals, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) following an adjournment on December 8, 2022. As previously reported in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2022 (the “Proxy Statement”), the term of the Company’s Class III director was scheduled to expire at the Annual Meeting, and the Company’s board of directors (the “Board”) nominated the director for re-election at the Annual Meeting.

At the Annual Meeting, Ajit S. Shetty was elected as Class III director of the Board to serve for a term expiring at the Company’s 2025 annual meeting of stockholders.

Amendment to the Actinium Pharmaceutical, Inc. 2019 Plan

At the Annual Meeting, stockholders approved the Fourth Amendment (the “Fourth Amendment”) to the Actinium Pharmaceuticals, Inc. 2019 Plan (as amended, the “2019 Plan”), to increase the number of shares of common stock authorized for issuance pursuant to awards under the 2019 Plan by 3,500,000, to a total of 9,333,333 shares of the Company’s common stock.

For more information about the matters above, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The description of the Fourth Amendment above and such portions of the Proxy Statement are qualified in their entirety by reference to the full text of the Fourth Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A total of 17,671,536 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. Holders of the Company’s common stock were entitled to one vote per share. At the Company’s Annual Meeting, the following four proposals were submitted to the Company’s stockholders:

(1)	To elect Ajit S. Shetty as a Class III director to serve for a three-year term that expires at the 2025 Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier resignation or removal:

Director	For	Against	Broker Non-Votes
Ajit S. Shetty	9,814,712	2,964,185	4,892,640

(2)	To approve an amendment to the Actinium Pharmaceuticals, Inc. 2019 Plan to increase the total number of shares of common stock authorized for issuance under such plan from 5,833,333 by 3,500,000, to a total of 9,333,333 shares to attract and retain the best available personnel and to support planned hiring efforts as the Company grows:

For	Against	Withheld /Abstained	Broker Non-Votes
8,780,109	8,533,767	103,453	4,892,640

(3)	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Withheld /Abstained	Broker Non-Votes
16,368,122	913,738	389,676	0

(4)	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Withheld /Abstained	Broker Non-Votes
9,832,125	2,559,430	387,341	4,892,640

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Fourth Amendment to the Actinium Pharmaceuticals, Inc. 2019 Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actinium Pharmaceuticals, Inc.

Date: December 30, 2022	/s/ Sandesh Seth
Name: Sandesh Seth
Title: Chairman and Chief Executive Officer

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